LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON CAPITAL MANAGEMENT GROWTH TRUST

SUPPLEMENT DATED MAY 31, 2012

TO THE SUMMARY PROSPECTUS, DATED FEBRUARY 29, 2012

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated February 29, 2012, as supplemented on May 31, 2012 and as may be amended or further supplemented, the fund’s statement of additional information, dated February 29, 2012, as supplemented on May 31, 2012 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2011, are incorporated by reference into this Summary Prospectus.

Effective July 2, 2012, the fund’s Summary Prospectus is amended to reflect that the fund’s name has changed to Legg Mason Capital Management Global Growth Trust.

Effective July 2, 2012, the following information amends and/or supplements, as applicable, those sections of the Summary Prospectus listed below.

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in the fund’s Summary Prospectus.

Effective August 1, 2012, Class R1 shares will be closed to new purchases.

The first paragraph in the section titled “Principal investment strategies” is deleted and replaced with the following:

The fund normally invests primarily in common stocks of U.S. and foreign companies that, in the portfolio manager’s opinion, appear to offer above average growth potential and trade at a significant discount to the portfolio manager’s assessment of their intrinsic value. Intrinsic value, according to the portfolio manager, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company’s ability to earn returns on capital in excess of its cost of capital, private market values of similar companies and the costs to replicate the business. Any income realized will be incidental to the fund’s objective. The fund may invest in companies of any size located throughout the world, including companies located, or with substantial operations in emerging markets. The portfolio managers consider foreign companies to include those organized, headquartered or with substantial operations outside of the U.S. The fund’s policy is to remain substantially invested in common stocks or securities convertible into or exchangeable for common stock. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

The following is added to the section titled “Certain risks”:

Emerging markets risk. The risks of foreign investment are greater for investments in issuers in emerging market countries. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Lower trading volumes may result in a lack of liquidity and increased price volatility. An investment in any fund that invests in emerging market securities should be considered speculative.

The following is added to the end of the section titled “Performance”:

Effective July 2, 2012, the fund will change its performance benchmark from the S&P 500 Index to the MSCI All Country World Index (MSCI ACWI). The MSCI ACWI is a market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI will better reflect the full breadth of the global investment mandate that the fund intends to pursue going forward.

The section titled “Management – Portfolio managers” is deleted and replaced with the following:

Portfolio managers: Robert G. Hagstrom Jr., CFA, and Gibboney Huske, CFA are the fund’s portfolio managers. Mr. Hagstrom has been responsible for the day-to-day management of the fund since its inception. Ms. Huske became a portfolio manager in 2012.

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